ASSIGNMENT OF RENTS AND SUBLEASES, made as of the 31st day of March, 2010, by EMERGING VISION, INC., a corporation having an address at 520 Eighth Avenue, 23rd Floor, New York, NY  10018 ("EV"), to MANUFACTURERS AND TRADERS TRUST COMPANY, a   banking association, with offices at One M&T Plaza, Buffalo, New York  14240, (the "Assignee").

W I T N E S S E T H :

WHEREAS, each of the Assignors on Schedule A (“Assignors”) is the lessee of the various premises (the "Premises") described on Schedule B; and

WHEREAS, in connection with a Revolving Line of Credit and Secured Term Note and Agreement (the “Line of Credit Agreement”) entered into by EV and Manufacturers and Traders Trust Company (the "Bank" or “M&T Bank”), dated as of August 7, 2007,  in the amount of up to the principal amount of Six ($6,000,000) Million (the "Loan"), the Assignors agreed to each assign their Subleases and any now or future existing Subleases (collectively, the “Subleases”) to EV, and agreed that EV had the right to pledge same to the Bank, as collateral security for its obligations under the Loan Agreement, and, in accordance therewith, the Assignors executed and delivered that certain Assignment of Subleases and Rents to the Bank; and

WHEREAS, the Line of Credit Agreement is being modified by the parties contemporaneously herewith (and the Line of Credit Agreement as modified is hereinafter referred to as the “Loan Agreement”) and the Assignors have provided an updated Assignment of Subleases and Rents (collectively, with the prior Assignment, the “Assignment of Rents”) to EV and EV has agreed to provide this updated assignment to the Bank;

NOW, THEREFORE, in consideration of the foregoing, and the terms and conditions set forth herein, the undersigned agrees as follows:

1. EV hereby assigns to the Bank, subject to the terms of the Assignment of Rents, all Leases to the Premises, and any and all Subleases therefor, together with all modifications, extensions and renewals thereof, which now exist or may hereafter be made, together with all rents due or to become due thereon from all present and future Leases and Subleases, and together with all deposits of subtenants thereunder, including, without limitation, security deposits, now or hereafter held by any Assignor in connection with such Premises (collectively, the "Rents").

2. EV agrees that it shall use its diligent efforts to collect all rents under each Sublease, and, upon collection, forward same to the landlord under the respective Leases, and otherwise take all such action as may, from time to time, be necessary to enforce the provisions of the Subleases.  Further, in the event of a default under any Sublease, EV shall, and shall have the right, power and authority to, take any and all action which EV deems appropriate in connection with (a) entering upon, taking possession of, and operating, any Premises demised under the Subleases, as defined herein; (b) subleasing all or any part of the Premises; and (c) collecting all or any of the rents and enforcing the rights of the Assignor under all or any of the Subleases, including, without limitation, bringing, prosecuting, defending or setting, legal proceedings against any subtenant.

3. EV further agrees that, in the event of a default by EV under the terms of the Loan Agreement, which is not cured within any applicable grace or cure period, then, in any said event, the Bank shall have such rights, but not the obligation, to:

(a)           Perform any and all obligations of Assignor under any or all of the Leases, Subleases or this Agreement, and exercise any and all rights of Assignor herein or therein as fully as Assignor itself could do, including, without limiting the generality of the foregoing:  enforcing, modifying, extending or terminating any or all of the Subleases, collecting, modifying, compromising or waiving any or all of the rents payable thereunder; and obtaining new subtenants and entering into new Subleases for any of the Premises, and, to the extent the Bank shall incur any costs in connection with the performance of any such obligations of Assignor, including costs of litigation, then all such costs shall become a part of the indebtedness owed by EV under the Loan Agreement (the "Indebtedness"), shall bear interest from the incurring thereof, at the default interest rate specified therein, and shall be secured by the assignment hereunder;

(b)           In Assignor's or the Bank's name, institute any legal or equitable action, which the Bank, in its sole discretion, deems desirable to collect, and receive any or all of the rents, issues and profits assigned herein; and

         (c)           Collect the rents and any other sums due under the Subleases and, with respect to each of the Premises, forward same to the landlords under the Leases, and, if and then only to the effect there shall be any amounts remaining, to apply the same to the Indebtedness, in such manner as the Bank, in its sole discretion, may elect.

The Bank shall have full right to exercise any or all of the foregoing remedies without regard to the adequacy of security for any or all of the Indebtedness, and with or without the commencement of any legal or equitable action or the appointment of any receiver or trustee.

4. As provided in the Assignment of Leases, neither EV nor the Bank shall, in any way, be liable to Assignor for any act done, or anything omitted to be done, to the Premises, the Leases, the Subleases or the rents by or on behalf of EV or the Bank, in good faith in connection with this Assignment, except for the consequences of their own respective gross negligence or willful misconduct.  Neither EV nor the Bank shall be liable for any act or omission of its agents, servants, employees or attorneys, provided that reasonable care is used by EV and/or the Bank, as the case may be, in the selection of such agents, servants, employees and attorneys, as the case may be.  EV and the Bank shall be accountable to Assignor only for monies actually received by EV and/or the Bank, as the case may be, pursuant to this Agreement.

5. Upon request of the Bank, EV shall have Assignors execute and deliver to EV and/or the Bank, such further instruments as EV and/or the Bank may deem necessary to effect this Assignment and the covenants of EV and Assignors contained herein and in the Assignment of Rents.

6. This Assignment may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge, is sought.

7. This Assignment shall be governed by, and construed and enforced in accordance with the laws of the State of New York.

(BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, EV has caused this Assignment to be duly executed and delivered on the date first above written.

EMERGING VISION, INC. By: /s/ Glenn Spina Name: Glenn Spina, Its President & Chief Executive Officer

ACKNOWLEDGMENT

STATE OF NEW YORK     )
           : SS.
COUNTY OF NASSAU     )

On the 13th day of April, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared GLENN SPINA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Barbara C. Kegel
Notary Public

SCHEDULE A

EMERGING VISION KING OF PRUSSIA, INC.
EMERGING VISION USA, INC.
EV ACQUISITION, INC.
SINGER SPECS OF WESTMORELAND, INC.
SINGER SPECS, INC.
STERLING OPTICAL OF BAYSHORE, INC.
STERLING OPTICAL OF CHAUTAUQUA, INC.
STERLING OPTICAL OF COLLEGE POINT, INC.
STERLING OPTICAL OF COMMACK, INC.
STERLING OPTICAL OF CP, INC.
STERLING OPTICAL OF CROSSGATES MALL, INC.
STERLING OPTICAL OF GRAND FORKS, INC.
STERLING OPTICAL OF HUNTINGTON, INC.
STERLING OPTICAL OF IVERSON, INC.
STERLING OPTICAL OF JEFFERSON VALLEY, INC.
STERLING OPTICAL OF LAVALE, INC.
STERLING OPTICAL OF NEWBURGH, INC.
STERLING OPTICAL OF ROCKAWAY, INC.
STERLING OPTICAL OF WARMINSTER, INC.
STERLING OPTICAL OF WAYNE, INC.
STERLING OPTICAL OF WEST HEMPSTEAD, INC.
STERLING OPTICAL OF WESTMORELAND, INC.
STERLING OPTICAL OF W.P ROAD, INC.
STERLING U.S.A, INC.
STERLING VISION BOS, INC.
STERLING VISION DKM, INC.
STERLING VISION OF 794 LEXINGTON, INC.
STERLING VISION OF AVIATION MALL, INC.
STERLING VISION OF ANNAPOLIS, INC.
STERLING VISION OF ARNOT MALL, INC.
STERLING VISION OF BEAVER DAM, INC.
STERLING VISION OF BLASDELL, INC.
STERLING VISION OF BROOKFIELD SQUARE, INC.
STERLING VISION OF CALIFORNIA, INC.
STERLING VISION OF CAMBRIDGE SQUARE, INC.
STERLING VISION OF CAMP HILL, INC.
STERLING VISION OF CLIFTON PARK, INC.
STERLING VISION OF COLUMBIA MALL, INC.
STERLING VISION OF DELAFIELD, INC.
STERLING VISION OF DULLES, INC.
STERLING VISION OF EAST ROCKAWAY, INC.
STERLING VISION OF FAIR OAKS, INC.
STERLING VISION OF FULTON ST., INC.
STERLING VISION OF GREEN ACRES, INC.
STERLING VISION OF HAGERSTOWN, INC.
STERLING VISION OF HEMPSTEAD, INC.
STERLING VISION OF IRONDEQUOIT, INC.
STERLING VISION OF ISLANDIA, INC.
STERLING VISION OF JOHNSON CITY, INC.
STERLING VISION OF KENOSHA, INC.
STERLING VISION OF M STREET, INC.
STERLING VISION OF MENLO PARK, INC.
STERLING VISION OF MONTGOMERY MALL, INC.
STERLING VISION OF MYRTLE AVE., INC.
STERLING VISION OF NANUET, INC.
STERLING VISION OF NEWPARK, INC.
STERLING VISION OF OLEAN, INC.
STERLING VISION OF ONTARIO MILLS, INC.
STERLING VISION OF OWINGS MILLS, INC.
STERLING VISION OF PARAMUS PARK, INC.
STERLING VISION OF POTOMAC MILLS, INC.
STERLING VISION OF SOUTHTOWNE PLAZA, INC.
STERLING VISION OF SPOTSYLVANIA, INC.
STERLING VISION OF STATEN ISLAND, INC.
STERLING VISION OF WESTMINSTER, INC.
VISIONCARE OF CALIFORNIA
VISION OPTICAL CO.

SCHEDULE B

Store #:	Subsidiary Name:	Address of Store: